                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material under paragraph 240.14a-12

                               AMREP CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant  to Exchange  Act Rule 0-11.  (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[   ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                AMREP CORPORATION
                            (An Oklahoma corporation)

                  NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

                               September 16, 2009

     NOTICE IS HEREBY  GIVEN that the 2009  Annual  Meeting of  Shareholders  of
AMREP  Corporation  (the  "Company")  will be held at the  Conference  Center at
Normandy Farm,  Route 202 and Morris Road, Blue Bell,  Pennsylvania on September
16, 2009 at 9:00 A.M. for the following purposes:

     (1) To elect two  directors in Class I to hold office until the 2012 Annual
Meeting; and

     (2) To  consider  and act upon such other  business  as may  properly  come before the meeting.

     In accordance with the By-Laws,  the Board of Directors has fixed the close of  business  on July  31,  2009 as the  record  date for the  determination  of shareholders of the Company entitled to notice of and to vote at the meeting and any continuation or adjournment  thereof.  The list of such shareholders will be available  for  inspection  by  shareholders  during  the ten days  prior to the meeting at the offices of the Company, 300 Alexander Park, Suite 204, Princeton,
New Jersey.

     Whether or not you expect to be present at the meeting,  please mark,  date and sign the enclosed  proxy and return it to the Company in the  self-addressed envelope  enclosed for that purpose.  The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                            By Order of the Board of Directors

                                            Irving Needleman, Secretary

Dated:  August 14, 2009
        Princeton, New Jersey

         Important Notice Regarding the Availability of Proxy Materials
          for the Shareholder Meeting To Be Held On September 16, 2009

              The Proxy Statement and Annual Report to Shareholders
                  are available at http://www.cfpproxy.com/6674

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Upon the written  request of any  shareholder  of the Company,  the Company will provide to such  shareholder a copy of the Company's  annual report on Form 10-K for fiscal 2009,  including the financial  statements and the schedules thereto, filed  with the  Securities  and  Exchange  Commission.  Any  request  should be directed to Irving Needleman,  Secretary, AMREP Corporation, 300 Alexander Park,
Suite 204, Princeton,  New Jersey 08540. There will be no charge for such report unless one or more exhibits  thereto are requested,  in which case the Company's reasonable expenses of furnishing exhibits may be charged.
--------------------------------------------------------------------------------

                                AMREP CORPORATION
                          300 Alexander Park, Suite 204
                           Princeton, New Jersey 08540

                            --------------------------

                                 PROXY STATEMENT

                            --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                  To be Held at 9:00 A.M. on September 16, 2009

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies  by the Board of  Directors  (the  "Board")  of AMREP  Corporation  (the
"Company")  for use at the Annual Meeting of  Shareholders  of the Company to be
held on September 16, 2009, and at any continuation or adjournment  thereof (the
"Annual  Meeting").  The Annual Meeting will be held at the Conference Center at
Normandy Farm located at Route 202 and Morris Road, Blue Bell, Pennsylvania.

     The Annual  Report of the  Company  on Form 10-K for the fiscal  year ended
April  30,  2009  filed  on July  14,  2009  with the  Securities  and  Exchange
Commission  is included in this  mailing but does not  constitute  a part of the proxy solicitation material. This Proxy Statement and the accompanying Notice of
2009  Annual  Meeting of  Shareholders  and proxy  card are first  being sent to shareholders on or about August 14, 2009.

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Information Concerning the Annual Meeting
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What will be voted on at the Annual Meeting?

     At the  Annual  Meeting,  shareholders  will  vote on the  election  of two nominees to serve on the Board.

How does the Board recommend I vote on the proposal?

     The Board  recommends  that you vote FOR each of the two nominees  named in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

     Only  shareholders  of record as of the close of business on July 31, 2009, the date fixed by the Board in accordance with the Company's  By-Laws,  are entitled to notice of and to vote at the Annual Meeting.

If I have given a proxy, how do I revoke that proxy?

     Anyone  giving a proxy may revoke it at any time before it is  exercised by giving the Secretary of the Company  written notice of the  revocation,  by submitting a proxy bearing a later date or by attending the Annual  Meeting and voting.

How will my proxy be voted?

     All properly  executed,  unrevoked  proxies in the  enclosed  form that are received  in time  will be  voted  in  accordance  with  the  shareholders'
     directions and, unless contrary directions are given, will be voted for the election as directors of the nominees named in this Proxy Statement.

How many votes are needed to elect directors?

     The two  nominees  receiving  the  highest  number of "FOR"  votes  will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

     This is not expected to occur but, in the event that it does,  proxies will be voted  for a  substitute  nominee  designated  by the  Board  or, in the discretion of the Board, the position may be left vacant.

How will abstentions and broker non-votes affect the voting?

     Abstentions and broker  non-votes have no effect on the voting for election of directors.

How many shares can be voted at the Annual Meeting?

     As of July 31,  2009,  the  Company  had issued and  outstanding  5,996,212 shares of Common  Stock,  par value  $.10 per  share.  Each share of Common
     Stock is entitled to one vote on matters to come before the Annual Meeting.

How many votes will I be entitled to cast at the Annual Meeting?

     You will be  entitled  to cast one vote for each share of Common  Stock you held at the close of  business  on July 31,  2009,  the record date for the
     Annual Meeting,  as shown on the list of shareholders at that date prepared by the Company's transfer agent for the Common Stock.

What is a "quorum?"

     The  presence,  in person or by proxy,  of the holders of a majority of the outstanding  shares of Common Stock of the Company  authorized to vote will constitute a quorum for the  transaction of business at the Annual Meeting.
     Abstentions and broker  non-votes will be counted in determining  whether a quorum is present at the Annual Meeting.

Who may attend the Annual Meeting?

     All  shareholders of the Company who owned shares of record at the close of business  on July 31,  2009 may attend the Annual  Meeting.  If you want to vote in person and you hold Common Stock in street name (i.e.,  your shares are held in the name of a brokerage firm, bank or other nominee),  you must obtain a proxy  card  issued in your name  from the firm  that  holds  your shares and bring that proxy  card to the Annual  Meeting,  together  with a copy of a statement from that firm  reflecting  your share  ownership as of the record date and valid identification. If you hold your shares in street name and want to attend the Annual Meeting but not vote in person, you must bring to the Annual  Meeting a copy of a statement from the firm that holds your shares reflecting your share ownership as of the record date and valid identification.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the following table is information concerning the ownership of the Common  Stock of the Company by the persons  who,  to the  knowledge  of the
Company, own beneficially more than 5% of the outstanding shares. The table also sets  forth  the  same  information  concerning  beneficial  ownership  for each
director  of  the  Company,   the  executive   officers  named  in  the  Summary
Compensation  Table on page 10 and all directors  and executive  officers of the
Company as a group. Unless otherwise indicated,  (i) reported ownership is as of
July 31, 2009, and (ii) the Company  understands that the beneficial owners have sole voting and investment power with respect to the shares  beneficially  owned by them. In the case of directors and executive officers,  the information below has been provided by such persons at the request of the Company.

                                      -2-

                                                                   Shares Owned                   % of
Beneficial Owner                                                  Beneficially(1)                 Class
----------------                                                  ---------------                 -----

Nicholas G. Karabots (Director)                                      3,576,966 (2)                59.6
P.O. Box 736
Fort Washington, PA 19034

Albert V. Russo (Director)                                           1,117,540 (3)                18.6
Lena Russo, Clifton Russo,
Lawrence Russo
c/o American Simlex Company
401 Broadway
New York, NY 10013

Robert E. Robotti, et al (4)                                           361,586 (4)                 6.0 (4)

Other Directors and  Executive Officers
---------------------------------------
Edward B. Cloues, II                                                     2,500                     *
Lonnie A. Coombs                                                         4,000                     *
Michael P. Duloc                                                         2,500 (5)                 *
John F. Meneough                                                          -                        -
Irving Needleman                                                          -                        -
Peter M. Pizza                                                            -                        -
Samuel N. Seidman                                                       14,500                     *
James Wall                                                               3,057 (6)                 *
Jonathan B. Weller                                                       1,500                     -
Directors and Executive Officers as a Group (11 persons)
                                                                     4,719,713 (2),(3),(5),(6)    78.7

-----------------------------
*    Indicates less than 1%.

(1)  The shareholdings  include 500 shares for Mr. Karabots and 1,000 shares for each of Messrs.  Coombs, Russo and Seidman that such persons have the right to acquire  pursuant to options,  all of which are  presently  exercisable, issued under the Company's  Non-Employee  Directors  Option Plan, which was terminated in 2005.

(2)  Includes  481,728  shares  owned  by The  Karabots  Foundation,  a  private non-profit  corporation  founded  by Mr.  Karabots  and of  which he is the
     President,  Foundation  Manager  and  one of two  directors.  Mr.  Karabots disclaims  beneficial  ownership  of  the  shares  owned  by  The  Karabots
     Foundation.

(3)  Albert V. Russo, Lena Russo, Clifton Russo and Lawrence Russo have reported that they share  voting  power as to these shares and that each of them has sole  dispositive  power  as  to  the  following  numbers  of  such  shares representing  the indicated  percentages of the  outstanding  Common Stock:
     Albert V.  Russo - 664,741  (11.1%);  Lena Russo - 33,740  (0.6%);  Clifton
     Russo - 237,617 (4.0%); and Lawrence Russo - 181,442 (3.0%).

(4)  The  following  table  sets  forth  information  regarding  the  beneficial ownership  of Common Stock of the Company by Robert E.  Robotti,  Robotti &
     Company,  Incorporated  ("R&CoI"),  Robotti & Company,  LLC  ("R&CoL")  and
     Robotti & Company Advisors, LLC ("R&CoA"), all of 52 Vanderbilt Avenue, New
     York, NY 10017, Kenneth R. Wasiak of 515 Madison Avenue, New York, NY 10022
     and  Ravenswood   Management  Company,   L.L.C.   ("RMC"),  The  Ravenswood
     Investment  Company,  L.P.  ("RIC") and Ravenswood  Investments  III, L.P.,
     ("RI"), all of 104 Gloucester Road,  Massapequa,  NY 11758. The information in the table is derived from a Schedule 13D filed  jointly by these persons with the Securities and Exchange Commission on October 26, 2007.

                                      -3-

                                                                 Shares Owned            % of
           Beneficial Owner                                      Beneficially          Class (a)
           ----------------                                      ------------          ---------
           Robert E. Robotti (b),(c),(d),(e)                        361,586             6.0
           R&CoI (b),(c)                                            176,386             2.9
           R&CoL (b)                                                  6,200              *
           R&CoA (c)                                                170,186             2.8
           Kenneth R. Wasiak (d),(e)                                185,200             3.1
           RMC (d),(e)                                              185,200             3.1
           RIC (d)                                                  130,378             2.2
           RI (e)                                                    54,822              *

         -----------------------------
         *     Indicates less than 1%.

         (a)   Based upon the number of issued and outstanding  shares of Common
               Stock at July 31, 2009.

         (b)   Each of Mr.  Robotti and R&CoI share with R&CoL the power to vote or to direct  the vote,  and  share  the power to  dispose  or to direct the disposition,  of 6,200 shares of Common Stock owned by the discretionary customers of R&CoL.

         (c)   Each of Mr.  Robotti and R&CoI share with R&CoA the power to vote or to direct  the vote,  and  share  the power to  dispose  or to direct the  disposition,  of 170,186 shares of Common Stock owned by the advisory clients of R&CoA.

         (d)   Each of  Messrs.  Robotti  and  Wasiak and RMC share with RIC the power to vote or to  direct  the  vote,  and  share  the power to dispose or to direct the disposition, of 130,378 shares of Common
               Stock owned by RIC.

         (e)   Each of  Messrs.  Robotti  and  Wasiak  and RMC share with RI the power to vote or to  direct  the  vote,  and  share  the power to dispose or to direct the disposition,  of 54,822 shares of Common
               Stock owned by RI.

     In an  institutional  investment  manager's report on Form 13F filed by Mr.
     Robotti with the  Securities  and Exchange  Commission  on May 15, 2009, he
     reported that at March 31, 2009, he had investment  discretion over 308,796 shares of Common Stock of the Company.

(5)  Held jointly with Mr. Duloc's spouse.

(6)  Includes 287 shares held in the Company's  Savings and Salary Deferral Plan allocated to the account of Mr. Wall.

                              ELECTION OF DIRECTORS

     The  Board is a  classified  board  divided  into  three  classes - Class I consisting of two directors,  Class II consisting of two directors and Class III consisting  of three  directors.  Each class of  directors  serves for a term of three years.  At this Annual  Meeting,  two Class I directors will be elected to serve until the 2012 Annual  Meeting and until their  successors are elected and qualified.

     The Board is nominating  Edward B. Cloues,  II and James Wall,  who are the
incumbent Class I directors,  for election at the Annual  Meeting.  Although the
Board does not expect  that either of the  persons  nominated  will be unable to serve as a director, should either of them become unavailable for election it is intended that the shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee or nominees selected by the Board or, in the discretion of the Board, the position may be left vacant.

     The Board unanimously recommends a vote "for" the two Class I nominees.

     The following information relates to the nominees of the Board for election and the directors whose terms of office do not expire this year.

                                      -4-

Nominees to serve until the 2012 Annual Meeting (Class I):
----------------------------------------------------------

EDWARD B. CLOUES,  II, age 61, has been a director of the Company since 1994 and currently  serves as the Chairman of the Board.  Mr.  Cloues is the Chairman and
Chief  Executive  Officer of K-Tron  International,  Inc.,  a material  handling equipment manufacturer, and has held these positions for more than the past five years.  Mr.  Cloues  serves as a director of K-Tron  International,  Inc.,  Penn
Virginia  Corporation and Penn Virginia Resource GP, LLC, the General Partner of
Penn Virginia Resource Partners, L.P.

JAMES WALL,  age 72, has been a director of the Company since 1991.  Mr. Wall is
Senior Vice  President  of the Company and  Chairman of the Board of  Directors,
President and Chief  Executive  Officer of AMREP  Southwest Inc., a wholly-owned subsidiary of the Company,  and has held these  positions for more than the past five years.

Directors continuing in office until the 2011 Annual Meeting (Class III):
-------------------------------------------------------------------------

NICHOLAS G. KARABOTS,  age 76, has been a director of the Company since 1993 and currently serves as the Vice Chairman of the Board. Mr. Karabots is the Chairman
of the Board of  Directors  and Chief  Executive  Officer of Kappa Media  Group,
Inc.,  Spartan  Organization,  Inc.,  Jericho National Golf Club, Inc. and other private  companies  that are  primarily  engaged  in the  publishing,  printing, recreational sports and real estate businesses, and has held these positions for more than the past five years.

ALBERT V.  RUSSO,  age 55, has been a director of the  Company  since 1996.  Mr.
Russo is the  Managing  Partner of real estate  entities  Russo  Associates  and
Pioneer Realty and is a Partner of American Simlex Company,  a textile exporter, and has held these positions for more than the past five years.

JONATHAN B. WELLER, age 62, has been a director of the Company since March 2007.
Mr.  Weller began  working as an Adjunct  Lecturer at the Wharton  School of the
University of  Pennsylvania  in January 2007 after his retirement in April 2006.
From June 2004 to April 2006, Mr. Weller was Vice Chairman of Pennsylvania  Real
Estate  Investment  Trust,  a national  owner,  manager  and  operator of retail properties.  He also  served as  Pennsylvania  Real  Estate  Investment  Trust's
President and Chief Operating  Officer from 1994 to June 2004, and served on its
Board of Trustees from 1994 to March 2006. In addition, Mr. Weller is a director of PVG GP, LLC, the General Partner of Penn Virginia GP Holdings, L.P.

Directors  continuing in office until the 2010 Annual Meeting (Class II):
-------------------------------------------------------------------------

SAMUEL N. SEIDMAN,  age 75, has been a director of the Company  since 1977.  Mr.
Seidman is the  President of Seidman & Co.,  Inc.,  an economic  consulting  and investment banking firm that he founded,  and also serves as director,  Chairman of the Board of Directors, President and Chief Executive Officer of Productivity
Technologies  Corp.,  a  manufacturer  of metal forming and  materials  handling automation  equipment and a wirer of control panels. He has held these positions for more than the past five years.

LONNIE A.  COOMBS,  age 61, has been a director of the Company  since 2001.  Mr.
Coombs  is a  certified  public  accountant  and  provides  accounting,  tax and business consulting  services,  and has been engaged in this occupation for more than the past five years.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company's  Common Stock is listed on the New York Stock  Exchange,  and the Company is subject to the  Exchange's  Corporate  Governance  Standards (the
"Governance Standards"). The Governance Standards, among other things, generally require a listed company to have independent directors within the meaning of the
Governance  Standards as a majority of its board of directors  and for the board to have a nominating/corporate governance committee and a compensation committee each  composed  entirely of  independent  directors.  However,  the Company is a
"controlled  company"  within the meaning of the  Governance  Standards  because
Nicholas G.  Karabots  and  entities  related to him have the power to vote more

                                      -5-

than a majority of the outstanding  Common Stock,  and the Governance  Standards permit a controlled company to choose not to comply with those requirements. The
Board has chosen not to have a nominating/corporate  governance committee. Also, the Board has chosen not to comply with the Governance  Standards  applicable to compensation  committees.  Although  the  Board  has a  Compensation  and  Human
Resources Committee,  not all of its members are independent  directors as would be required by the  Governance  Standards  if the Company  were not a controlled company.

     Mr.  Karabots  does  not  qualify  as an  independent  director  under  the
Governance  Standards.  He owns and he and  certain  of his family  members  are executives  of  publishers  that  are  customers  for  the  Company's  newsstand distribution  and  subscription  fulfillment  services  for which  the  payments involved are in amounts  greater than permitted  under the Governance  Standards for a director to be considered  independent.  Also, his son-in-law,  Michael P.
Duloc, is the President and Chief Executive Officer of the Company's Kable Media
Services, Inc. subsidiary. Mr. Wall is a Company employee and therefore does not qualify as an independent director under the Governance Standards.

     Based  principally  on  their  responses  to  questions  to  these  persons
regarding  the   relationships   addressed  by  the  Governance   Standards  and
discussions  with  them,  the Board has  determined  that,  except  for  Messrs.
Karabots  and  Wall,   all  of  its  members  meet  the  director   independence
requirements  of the  Governance  Standards.  The  Board was  informed  that Mr.
Coombs, who is a certified public  accountant,  (i) for many years has provided, and  expects to continue to provide,  business  and tax  consulting  services to companies owned by Mr. Karabots,  including companies that are customers for the
Company's newsstand distribution and subscription fulfillment services, (ii) the revenues from such business and tax  consulting  services for the Company's last three  fiscal  years  have  accounted  for  from  7.9% to  8.5%  of Mr.  Coombs'
professional service revenues over those periods, and (iii) Mr. Coombs is also a director  along  with  Mr.  Karabots  of a  private  company  controlled  by Mr.
Karabots.  However, the Board concluded that Mr. Coombs'  relationships with Mr.
Karabots  and  his  companies  is as an  independent  contractor,  and not as an employee,  partner,  shareholder  or officer,  and would not interfere  with Mr.
Coombs' independence from the Company's management.

     The nominees for election as directors are selected by the whole Board. The
Board has no charter addressing the director  nomination process or any specific qualifications  for nominees to meet.  If the Board  determines in the future to seek any new director,  it will consider the  qualifications for the position at that time.  The Board will  consider  candidates  for  director  recommended  by shareholders on the same basis as any other proposed  nominees.  Any shareholder desiring  to propose a  candidate  for  selection  as a nominee of the Board for election at the 2010 Annual Meeting may do so by sending a written communication no later than May 1, 2010 to AMREP  Corporation,  300 Alexander Park, Suite 204,
Princeton,  New Jersey 08540,  Attention:  Corporate Secretary,  identifying the proposing shareholder,  specifying the number of shares of Common Stock held and stating  the  name and  address  of the  proposed  nominee  and the  information concerning  such person that the  regulations  of the  Securities  and  Exchange
Commission  require be included in a proxy  statement  relating to such person's election  as a  director.  Shareholders  should  recognize  that  so long as Mr.
Karabots  remains the Company's  controlling  shareholder,  his  concurrence  is necessary for the election of any director.

     As required by the Governance  Standards,  the Board has adopted  Corporate
Governance  Guidelines (the "Guidelines") that address various matters involving the Board and the conduct of its business.  The Board has also adopted a Code of
Business  Conduct  and Ethics  setting  forth  principles  of  business  conduct applicable  to  the  directors,  officers  and  employees  of the  Company.  The
Guidelines and Code of Business  Conduct and Ethics,  as well as the charters of the Board's Audit Committee and Compensation and Human Resources Committee,  may
be  viewed  under   "Corporate   Governance"   on  the   Company's   website  at
www.amrepcorp.com,  and written copies will be provided to any shareholder  upon request to the Company at AMREP  Corporation,  300  Alexander  Park,  Suite 204,
Princeton, New Jersey 08540, Attention: Corporate Secretary. The Company intends to disclose on its website any  amendment  to or waiver of any  provision of the

                                      -6-

Code of  Business  Conduct  and  Ethics  that  applies  to any of its  executive officers, including its principal financial and accounting officer.

     Directors are expected to attend Annual Meetings of  Shareholders,  and all of the  directors  attended  last  year's  Annual  Meeting.  The Board held four meetings during the last fiscal year, and all of the directors attended at least
75% of the total of those  meetings  and the  meetings  during  such year of the
Board  Committees of which they were members.  Pursuant to the  Guidelines,  the
Board  has  established  a policy  that  the  non-management  directors  meet in executive  session at least  twice per year and that the  independent  directors also meet in  executive  session at least  twice per year.  The  Chairman of the
Board (currently, Edward B. Cloues, II), if in attendance, will be the presiding director at each such executive session;  otherwise, those attending will select a presiding director.

     Any shareholder or other interested  person wishing to communicate with the
Board or any of the  directors  may send a letter  addressed  to the  member  or members  of the Board to whom the  communication  is  directed  in care of AMREP
Corporation,  300  Alexander  Park,  Suite 204,  Princeton,  New  Jersey  08540,
Attention: Corporate Secretary. All such communications will be forwarded to the specified addressee(s).

     The Board has an Executive Committee,  which generally has the power of the
Board and acts, as needed,  between meetings of the Board.  Also, in the absence of a Chief Executive  Officer (the Company has not had a Chief Executive Officer
since January  1996),  the Executive  Committee is charged with the oversight of the  Company's  business.  The current  members of the  Executive  Committee are
Messrs.  Cloues,  Karabots and Russo. Mr. Cloues is Chairman of the Board and of
the Executive  Committee,  and Mr. Karabots is Vice Chairman of the Board and of
the Executive  Committee.  During fiscal 2009, the Executive Committee met eight times on a formal basis and frequently on an informal basis.

     The Board also has an Audit Committee that operates under a written charter adopted by the  Board.  Each  member of the Audit  Committee  is an  independent director,  as  defined  by the  Governance  Standards.  The  duties of the Audit
Committee  include (i) appointing the Company's  independent  registered  public accounting  firm,  approving  the  services  to be provided by that firm and its compensation and reviewing that firm's independence and performance of services,
(ii)  reviewing  the scope and  results of the yearly  audit by the  independent registered  public  accounting  firm,  (iii)  reviewing the Company's  system of internal  controls  and  procedures,  (iv)  reviewing  with  management  and the independent registered public accounting firm the Company's annual and quarterly financial  statements,  (v)  reviewing  the  Company's  financial  reporting and accounting  standards and principles,  and (vi) overseeing the administration of the Guidelines.  This Committee  reports  regularly to the Board  concerning its activities. The current members of this Committee are Messrs. Coombs (Chairman),
Seidman  and  Weller,  each of whom  has  been  determined  by the  Board  to be independent  and  financially  literate  within the  meaning  of the  Governance
Standards.  The Board has also  determined  that Mr. Coombs,  who is a certified public accountant,  qualifies as an audit committee  financial expert within the meaning of Securities and Exchange Commission  regulations.  The Audit Committee held six meetings during the last fiscal year.

     The Board  also has a  Compensation  and  Human  Resources  Committee  that operates under a written  charter  adopted by the Board.  The  Compensation  and
Human Resources  Committee is responsible  for determining  salaries and bonuses for the  executives of the Company and its  subsidiaries,  establishing  overall compensation and benefit levels and fixing bonus pools for other employees,  and making  recommendations  to the  Board  concerning  other  matters  relating  to employees and regarding director compensation. The members of this Committee are
Messrs.  Cloues,  Karabots (Chairman) and Russo, and it held six meetings during the last fiscal year.

                                      -7-

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

     Overview of Compensation Program

     Determining  the  compensation of the Company's  executive  officers is the
responsibility   of  the  Compensation   and  Human  Resources   Committee  (the
"Compensation   Committee")  of  the  Board.  The  Compensation  Committee  sets management compensation policies,  programs and levels, and continually monitors adherence to the Company's  compensation  policy.  The Compensation  Committee's compensation  policy is to pay the Company's  executive  officers  competitively while balancing pay versus  performance,  and otherwise to be fair and equitable in the administration of compensation.

     With respect to salaries,  bonuses and other compensation and benefits, the decisions and  recommendations of the Compensation  Committee are subjective and are not based on any list of specific criteria. In the past, factors influencing
the  Compensation   Committee's  decisions  regarding  executive  salaries  have included the Compensation  Committee's perception of the executive's performance and any changes in functional  responsibility.  In determining  the salary to be paid to a particular  individual,  the Compensation  Committee applies these and other criteria, while also using its best judgment of compensation applicable to other  executives  holding  comparable  positions both within the Company and at other  companies.  The  Compensation  Committee  believes that the  compensation earned  by  each  of the  Company's  executive  officers  for  fiscal  2009  was reasonable.  Executive officers of the Company do not play a role in determining their compensation.

     Chief Executive Officer Compensation

     The Company  has not had a Chief  Executive  Officer  since  January  1996.
Senior management  operates under the supervision of the Executive  Committee of the Board.

     Compensation Components for Fiscal 2009

     For the fiscal  year  ended  April 30,  2009,  the  principal  compensation
components   for  the  Company's   executive   officers  named  in  the  Summary
Compensation  Table  at  page  10 of  this  Proxy  Statement  consisted  of  the following:

     -    base salary - fixed pay that takes into account an  individual's  role
          and   responsibilities,    experience,    expertise   and   individual
          performance; and

     -    perquisites and other personal benefits.

     Base Salaries

     The Company provides named executive officers and other employees with base salaries to compensate  them for services  rendered during the fiscal year. Base salaries are determined by an annual  assessment of factors  deemed  relevant by the  Compensation  Committee in its discretion,  which may include  position and
responsibilities,   experience,   individual   job   performance   relative   to
responsibilities,  impact  on  development  and  achievement  of  the  Company's business  strategy and  competitive  market factors for comparable  talent.  The
Compensation  Committee does not engage in formal  benchmarking when setting the compensation of the Company's executive officers.

     Base salaries paid to the named executive officers in fiscal 2009 are shown in the  Summary  Compensation  Table  under  the  heading  "Salary."  No  salary increases have been awarded to any of the executive officers since fiscal 2008.

     Perquisites and Other Personal Benefits

     The Company  provides its executive  officers with limited  perquisites and other  personal  benefits  that  are  not  otherwise  available  to  all  of its
employees.   The  Company  and  the  Compensation   Committee  believe  the  few

                                      -8-

perquisites  and  other  personal  benefits  made  available  to  the  Company's executive  officers are  reasonable and  consistent  with the Company's  overall compensation  program,  and  better  enable the  Company  to attract  and retain employees for key positions. The Compensation Committee periodically reviews the levels  of  perquisites  and  other  personal  benefits  provided  to the  named executive  officers.  Certain  perquisites may be subject to the approval of the
Compensation  Committee,  depending  on the  amount  and type.  Perquisites  and personal  benefits are taken into account as part of the total  compensation  to the named executive  officers,  and generally  include an auto allowance and, in one case, a housing allowance.

     Perquisites and other personal  benefits for the named  executive  officers are described in the Summary  Compensation  Table (and related  footnotes) under the heading "All Other Compensation."

     Performance Bonuses

     In several  past years,  the Company has  augmented  cash  compensation  in appropriate  circumstances with the payment of  performance-based  bonuses.  The amount of each executive's  bonus was determined by the  Compensation  Committee using  subjective  criteria within the guidelines of the Company's  compensation policy.  No bonuses  have been awarded to the  executive  officers in respect of fiscal 2009 because the performance of the Company's  businesses did not justify any bonuses.

Other Compensation Components

Equity Incentive Plan

     Although the Company has not made any stock option  grants to its executive officers  since 1995,  the Board  determined  in 2006 that the  interests of the
Company  and its  shareholders  may be  advanced  by  allowing  the  Company the flexibility to offer its employees and non-employee directors the opportunity to acquire or increase their ownership  interest in the Company by receiving equity grants from the Company.  Accordingly, at the Company's 2006 Annual Meeting, the
shareholders  approved the 2006 Equity  Compensation  Plan (the "Equity  Plan"),
which had been adopted by the Board on July 14, 2006.  The Equity Plan went into effect on September 20, 2006.

     The Equity Plan  provides  that grants may be made in any of the  following forms: (i) incentive stock options,  (ii) nonqualified  stock options (incentive stock options and  nonqualified  stock options are  collectively  referred to as
"options"),  (iii) stock awards, (iv) stock units, (v) stock appreciation rights
("SARs"), (vi) dividend equivalents and (vii) other stock-based awards.

     The  Equity  Plan  authorizes  up to  400,000  shares of  Common  Stock for issuance.  If and to the extent  options and SARs granted  under the Equity Plan terminate, expire or are cancelled,  forfeited, exchanged or surrendered without being exercised or if any stock awards,  stock units or other stock-based awards are  forfeited  or  terminated,  the shares  subject to such  grants will become available again for purposes of the Equity Plan.

     The Equity Plan  provides  that the maximum  aggregate  number of shares of
Common Stock with respect to which grants may be made to any  individual  during any calendar year is 20,000 shares, subject to certain adjustments.

     The Equity Plan provides that it is to be  administered  and interpreted by the Board or a committee  designated by it. At this time, no such  committee has been  formed.  The  administrator  of the Equity Plan has the  authority  to (i)
determine  the  individuals  to whom grants will be made under the Equity  Plan,
(ii)  determine  the type,  size,  terms and  conditions  of the  grants,  (iii)
determine when grants will be made and the duration of any  applicable  exercise or  restriction  period,  including  the  criteria  for  exercisability  and the acceleration  of  exercisability,  (iv)  amend the terms and  conditions  of any previously issued grant, subject to certain  limitations,  and (v) deal with any other matters arising under the Equity Plan.

     Should the  administrator of the Equity Plan elect to make grants under the
Equity  Plan,  it will do so with  regard  to the  provisions  of  Statement  of

                                      -9-

Financial Accounting Standard 123R, "Share-based Payments." Under this Standard, grants of  equity-classified  awards will result in compensation expense for the
Company based on the grant date fair value of the awards.

     Tax Implications

     Payments  during  fiscal 2009 to the  Company's  executives  were made with regard to the provisions of Section 162(m) of the Internal Revenue Code. Section
162(m) limits the annual deduction that may be claimed by a "public company" for compensation  paid to certain  individuals  to $1 million,  except to the extent that any excess  compensation  is  "performance-based  compensation."  It is the
Compensation  Committee's  intention that  compensation will not be awarded that exceeds the deductibility limits of Section 162(m).

Summary Compensation Table
------------------------------------------ ---------- ---------- ----------------- ----------------- -------------
                                                                    Change in
                                                                  Pension Value
                                                                       and
                                                                  Non-qualified
                                                                     Deferred
                                                                   Compensation        All Other
                                           Salary     Bonus(2)     Earnings(3)       Compensation(4)     Total
  Name and Principal Position    Year(1)      ($)        ($)           ($)                ($)             ($)
------------------------------------------ ---------- ---------- ----------------- ----------------- -------------
JAMES WALL                        2009     283,868        -           136,294              10,312       430,474
Senior Vice President;            2008     283,868        -            65,543              18,494       367,905
Chairman of the Board,            2007     283,868     128,000         93,592              14,227       519,687
President and Chief Executive
Officer of the Company's AMREP
Southwest Inc. subsidiary
-------------------------------- -------- ----------- ----------- ---------------- ----------------- -------------
PETER M. PIZZA                    2009     191,052        -             1,470              14,487       207,009
Vice President, Chief             2008     185,265        -               543              14,008       199,816
Financial Officer and Treasurer   2007     182,556      20,000          2,038              15,489       220,083
-------------------------------- -------- ----------- ----------- ---------------- ----------------- -------------
IRVING NEEDLEMAN(5)               2009     191,052        -              -                  7,840       198,892
Vice President, General           2008     185,265        -              -                  4,733       189,998
Counsel and Secretary             2007      91,670      20,000           -                    372       111,670
-------------------------------- -------- ----------- ----------- ---------------- ----------------- -------------
MICHAEL P. DULOC                  2009     376,442        -               849              82,312(7)    459,603
President and Chief Executive     2008     372,115        -              (6)               56,989       429,104
Officer of the Company's Kable    2007     297,819      25,000          1,373              71,928       396,120
Media Services, Inc. subsidiary
-------------------------------- -------- ----------- ----------- ---------------- ----------------- -------------
JOHN F. MENEOUGH(8)               2009     349,266        -              -                  8,494       357,760
Executive Vice President,         2008     346,600        -              -                  4,761       351,361
Fulfillment Services of the       2007      98,648        -              -                    264        98,912
Company's Kable Media
Services, Inc. subsidiary;
President and Chief Operating
Officer of Kable Fulfillment
Services, Inc. and Palm Coast
Data LLC/

-------------------------------- -------- ----------- ----------- ---------------- ----------------- -------------
---------------------------------------
(1)  The year references are to the fiscal years ended April 30.
(2)  Bonuses  for the  named  executives  are  entirely  discretionary  with the
     Compensation Committee.
(3)  The amounts reported represent the increases for the indicated years in the actuarial  present  values of the  retirement  benefits under the Company's
     Retirement Plan for Employees. Discount rates of 7.083% for 2009, 6.42% for
     2008 and 5.75% for 2007 were used for the  present  value  calculations.  A higher  discount  rate has the effect of decreasing  the actuarial  present value.
(4)  The amounts  reported for 2009  include  matching  contributions  to 401(k)
     plans,  auto allowances for certain of the named  executives and payment of life insurance premiums and, additionally,  in the case of Mr. Duloc, other
     perquisites  and  personal  benefits.   Effective  May  2009,  the  Company
     suspended matching contributions to its 401(k) plans.
(5)  Mr. Needleman joined the Company effective November 1, 2006.

                                      -10-

(6)  In the  calculation of the change in actuarial  present value for Mr. Duloc for 2008, the decrease from the use of a higher discount rate for that year than for 2007  indicated in note (3) more than offset the increase from his being one year closer to retirement,  with a resultant decrease for 2008 of
     $795.
(7)  The  amount   reported  for  2009,   in  addition  to  a  401(k)   matching
     contribution,  auto allowance and life insurance premium payment,  includes housing expenses of $54,397 and partial  reimbursement  for club membership dues.
(8)  Mr. Meneough joined the Company effective January 16, 2007.

     The Company is an at-will employer and has no employment  arrangements with
its  current  named  executive   officers.   As  described  more  fully  in  the
Compensation  Discussion and Analysis above,  compensation of executive officers is  set  by the  Compensation  Committee.  The  decisions  of  the  Compensation
Committee are subjective and are not based on any list of specific criteria.

Pension Benefits
--------------------------- --------------------- ------------------- ------------------ --------------------
                                                        Number                                Payments
                                                          of               Present             During
                                                        Years             Value of              Last
                                                       Credited          Accumulated           Fiscal
                                                       Service             Benefit              Year
           Name                  Plan Name              (#)(1)             ($)(2)                ($)
--------------------------- --------------------- ------------------- ------------------ --------------------
James Wall                  Retirement Plan             32.167            1,156,203               0
--------------------------- --------------------- ------------------- ------------------ --------------------
Peter M. Pizza              Retirement Plan              7.833               42,565               0
--------------------------- --------------------- ------------------- ------------------ --------------------
Irving Needleman(3)                -                       -                  -                   -
--------------------------- --------------------- ------------------- ------------------ --------------------
Michael P. Duloc            Retirement Plan              9.500               57,233               0
--------------------------- --------------------- ------------------- ------------------ --------------------
John F. Meneough(3)                -                       -                  -                   -
--------------------------- --------------------- ------------------- ------------------ --------------------
--------------------------------
(1)  The  number of years of  credited  service  under the  Retirement  Plan (as defined  below)  is based on the  participants'  service  with the  Company through  February 29, 2004, when the Retirement  Plan was frozen.  Years of credited service are different from the named participants' actual years of service with the Company.  As of the date the  Retirement  Plan was frozen, the actual years of service for each of the named  participants  were:  Mr.
     Wall - 35.333 years,  Mr. Pizza - 8.917 years and Mr. Duloc - 10.583 years.
     The  difference  between  years of  credited  service  and  years of actual service did not augment any benefits payable to the named individuals under the Retirement Plan.
(2)  The actuarial present value is calculated assuming commencement of benefits when the named  individual  reaches the normal  retirement age of 65 in the case of Messrs. Pizza and Duloc and April 30, 2009 in the case of Mr. Wall, who is over  age 65.  Mortality  assumptions  for  the  calculation  of the actuarial  present value are based on the RP 2000 Static  Mortality  Table, separate  for  males and  females,  projected  for 7 and 15 years  past the valuation  date for  annuitants and  non-annuitants,  respectively  and the assumed discount rate is 7.083%.
(3)  Messrs. Needleman and Meneough were first employed by the Company after the
     Retirement Plan ceased accepting participants.

     The Company's named executive officers who were employees prior to March 1,
2004 participate in The Retirement Plan for Employees of AMREP  Corporation (the
"Retirement  Plan"),  which was amended  effective January 1, 1998 to change the
Retirement  Plan into a cash balance  defined  benefit  plan,  and  subsequently frozen  effective  March 1, 2004,  so that in the  determination  of the benefit payable, a participant's  compensation from and after March 1, 2004 is not taken into account.  A participant's  benefit under the amended Retirement Plan is now comprised  of the  participant's  cash  balance as of February  29,  2004,  plus interest  on the cash  balance  compounded  at the rate of 5% per year,  and the participant's  periodic pension benefit under the Retirement Plan as at December
31, 1997 had the participant been at normal retirement age at that date.

                                      -11-

     Mr. Wall has  continued  to serve the Company  past the  Retirement  Plan's normal  retirement  age of 65. Had he elected to receive his pension as a single life annuity when he turned 65, his annual  retirement  benefit  would have been
$54,290.  If he had  retired  on May 1, 2009 and  elected  to  receive  the life annuity  pension,  his  annual  retirement  benefit  would  have been  $140,703.
Assuming that Messrs.  Pizza and Duloc (i) continue to be employed until age 65, and (ii)  elect  the life  annuity  form of  pension,  their  annual  retirement benefits are estimated to be: Mr. Pizza - $6,921 and Mr. Duloc - $14,029.

     Retirement Plan  participants  with at least five years of credited service are eligible for early retirement  benefits  starting at age 55. A participant's early  retirement  benefit  under the  Retirement  Plan is  comprised of (i) the participant's  cash balance as of February 29, 2004,  plus  interest on the cash balance  compounded  at the rate of 5% per  year,  and  (ii)  the  participant's periodic  pension  benefit under the Retirement Plan as at December 31, 1997 had the participant been at normal retirement age at that date, reduced by 1/180 for each of the first 60 months and by 1/360 for each of the next 60 months by which the early retirement date precedes the normal retirement date.  Currently,  only
Mr. Pizza is eligible to elect early retirement under the Retirement Plan. If he had elected to receive early  retirement  benefits on May 1, 2009 and elected to receive the life annuity pension,  his annual retirement benefit would have been
$3,348.

Potential Payments Upon Termination or Change in Control

     The  Company's  executive  officers  are not  subject  to change of control agreements or other arrangements that provide for payments upon termination or a change in control of the Company.  The Committee retains the discretion to enter
into  severance   agreements  with  individual   executive   officers  on  terms
satisfactory to it.

     While there are not individual  agreements in place, under the terms of the
Equity  Plan  described  on  pages  9  and  10  of  this  Proxy  Statement,  the administrator of the Equity Plan has the discretion to accelerate the vesting of or otherwise  remove  restrictions on equity awards under the Equity Plan upon a change in  control  of the  Company.  No awards  have been made under the Equity
Plan.  Even if awards are made in the future,  the  administrator  of the Equity
Plan  would have a wide range of options to respond to changes in control in the best interests of the Company's shareholders.

     For purposes of the Equity  Plan,  a change in control  would occur if: (i)
the Company  liquidates,  dissolves,  or sells all or  substantially  all of its assets (except to a subsidiary); (ii) a holder of less than 15% of the Company's shares as of July 14, 2006  becomes the  beneficial  owner of 25% or more of the
Company's  shares or combined  voting power; or (iii) a majority of the seats on the Board  changes  hands  without the approval of  two-thirds  of the incumbent directors.

Executive Officers

     For information with respect to identification of executive  officers,  see
"Executive  Officers of the Registrant" in Part I of the Company's Annual Report
on Form 10-K for the year ended April 30, 2009, filed pursuant to the Securities
Exchange Act of 1934.

Report of the Compensation and Human Resources Committee

     The Compensation  and Human Resources  Committee of the Board has submitted the following report for inclusion in this Proxy Statement.

     The Compensation  and Human Resources  Committee has reviewed and discussed the Compensation  Discussion and Analysis contained in this Proxy Statement with management.  Based  on the  Committee's  review  of  and  the  discussions  with management  with  respect  to the  Compensation  Discussion  and  Analysis,  the
Committee has  recommended  to the Board that the  Compensation  Discussion  and
Analysis be included in this Proxy Statement and in the Company's  Annual Report on Form 10-K for the fiscal year ended April 30, 2009.

                                      -12-

     The foregoing report is provided by the following directors, who constitute the Compensation and Human Resources Committee:

                                            Nicholas G. Karabots, Chairman
                                            Edward B. Cloues, II
                                            Albert V. Russo

Compensation Committee Interlocks and Insider Participation

     On August 4, 1993,  pursuant to an agreement  with Nicholas G. Karabots and two corporations he then owned,  the Company,  in exchange for 575,593 shares of its Common  Stock,  acquired  various  rights to  distribute  magazines  for its distribution  business.  Prior to that date Mr. Karabots had no affiliation with the Company.  The  distribution  rights covered various  magazines  published by unaffiliated  publishers,  as  well  as  magazines  published  by Mr.  Karabots'
companies.  Mr.  Karabots is a director,  Vice  Chairman of the Board and of the
Executive Committee,  Chairman of the Compensation and Human Resources Committee
and the  father-in-law  of  Michael P.  Duloc,  one of the  Company's  executive officers.  Mr. Duloc's spouse, who is Mr. Karabots'  daughter,  is an officer at one of Mr.  Karabots'  companies  to which  the  Company  provides  services.  A committee  of the Board (the  "Independent  Committee"),  comprised of directors whom the Board finds to be independent  of Mr.  Karabots,  has been  established with authority to consider and, if deemed appropriate,  to approve new contracts and  material  modifications  to  existing  contracts  between  the  Company and companies  owned or controlled by Mr.  Karabots.  The members of the Independent
Committee are Messrs. Russo, Seidman and Weller.

     The conduct of the Company's  magazine  distribution  business involves the purchase  of  magazines  from  publishing  companies,  including  those owned or controlled by Mr. Karabots,  and their resale to wholesalers.  During the fiscal year ended April 30, 2009, the Company  distributed  magazines  published by Mr.
Karabots' companies in large part pursuant to a distribution  contract effective as of July 1, 2008 and, to a lesser extent  pursuant to a distribution  contract entered into as of April 30, 2006 and which expired on June 30, 2008.  The April
30, 2006  distribution  contract  with Mr.  Karabots'  publishing  companies was scheduled to expire on June 30, 2008, but was extended while  negotiations  were ongoing for a new  contract.  On or about July 2, 2008,  the  Company  agreed in principle  to the terms of a new three  year  distribution  contract  with these publishing companies,  subject to approval by the Independent  Committee,  which met three  times to consider  the  matter.  On July 24,  2008,  the  Independent
Committee unanimously  determined to approve the new terms. The terms of the new distribution  contract are substantially  similar to those of the April 30, 2006 contract,  except that certain  minor  changes were made to the work routine and reporting requirements, and the Company agreed to pay the publishing companies a rebate to fund a new sales and marketing  position at such companies focusing on the  publications  represented by the Company.  In granting such  approval,  the
Independent  Committee  concluded that the terms were fair and reasonable and no less  favorable  to the Company  than would be obtained  in a  comparable  arm's length  transaction  with an  unaffiliated  publisher  having the same volume of business as Mr. Karabots' companies.

     The  Company  also  provides  subscription  fulfillment  services  for  Mr.
Karabots'  publishing  companies  under a  contract,  which was  approved by the
Independent  Committee and which also had a June 30, 2008  expiration  date. The subscription fulfillment services contract is being continued under its existing terms on a  month-to-month  basis while the parties engage in negotiations for a renewal. The terms of any renewal will be subject to the Independent Committee's approval.

     For its fiscal year ended April 30, 2009,  the Company's  revenues from the newsstand distribution and subscription  fulfillment services it provided to Mr.
Karabots'   companies   amounted   to   approximately   $2,352,000,   which  was
approximately 2% of the Company's consolidated revenues for that period.

     Consistent with newsstand distribution services industry practice,  advance payments  for  magazine  purchases  are  made  by  distributors  to  publishers,

                                      -13-

including Mr. Karabots' companies, based upon estimates of the amounts that will be due to them from the sales of their publications to the buying public. If the actual  sales are less  than  estimated,  overadvances  will  result,  which the publishers  are  obligated  to  repay  promptly,  without  interest.  The  total overadvance  from the Company to Mr.  Karabots'  companies  at June 30, 2009 was approximately $152,000,  which was the highest amount of the overadvance between
May 1, 2008 and June 30, 2009.

                            COMPENSATION OF DIRECTORS

     Compensation for the  non-employee  members of the Board is approved by the
Board,  which  considers  recommendations  for  director  compensation  from the
Company's Compensation and Human Resources Committee.

     Each  non-employee  member of the Board is paid an annual fee of $80,000 in equal  quarterly  installments  and an additional  $1,500 for each Board meeting attended in person and $500 for each meeting  attended by telephone  unless,  in the case of a  telephonic  meeting,  the Board  determines  that the meeting and attendant preparation were so brief that no payment is warranted.  Additionally, the Chairmen of the Audit  Committee and the  Compensation  and Human  Resources
Committee  are each paid an annual fee of $7,500 and each other  member of those
Committees  is paid an annual  fee of $5,000  in equal  quarterly  installments.
Also, in addition to the fees described above,  Edward B. Cloues,  II is paid an annual fee of  $135,000  for his  services  as  Chairman of the Board and of the
Executive  Committee  and a company  owned by  Nicholas  G.  Karabots  is paid a monthly fee of $10,000 for making him  available to act as Vice  Chairman of the
Board and of the Executive Committee.

     The following  table  summarizes the  compensation  earned by the Company's directors for fiscal 2009:

---------------------------- --------------------------- ----------------------
                                 Fees Earned or Paid
        Name(1)                       in Cash ($)                Total ($)
---------------------------- --------------------------- ----------------------
Edward B. Cloues, II                   226,000                   226,000
---------------------------- --------------------------- ----------------------
Lonnie A. Coombs                        93,500(2)                 93,500
---------------------------- --------------------------- ----------------------
Nicholas G. Karabots                   213,500(2)(3)             213,500
---------------------------- --------------------------- ----------------------
Albert V. Russo                         91,000(2)                 91,000
---------------------------- --------------------------- ----------------------
Samuel N. Seidman                       91,000(2)                 91,000
---------------------------- --------------------------- ----------------------
Jonathan B. Weller                      91,000                    91,000
---------------------------- --------------------------- ----------------------
---------------------------------
(1)  Mr. Wall is not  included in this table as he is an employee of the Company and receives no compensation for his service as a director.
(2)  Messrs.  Coombs,  Russo and Seidman  each hold options for 1,000 shares and
     Mr.  Karabots  holds an option for 500 shares  issued  under the  Company's
     Non-Employee Directors Option Plan, which was terminated in 2005.
(3)  Includes $120,000 paid to a company owned by Mr. Karabots.

                                      -14-

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth  information as of April 30, 2009 concerning
Common Stock of the Company that is issuable under its compensation plans.

                                                                          (B)                        (C)
                                                  (A)                  Weighted             Number of securities
                                               Number of           average exercise        remaining available for
                                             securities to be          price of             future issuance under
                                          issued upon exercise       outstanding             equity compensation
                                            of outstanding             options,               plans (excluding
                                            options,warrants         warrants and          securities reflected in
Plan Category                                 and  rights               rights                  column (A))
-------------                           -----------------------    -----------------    -----------------------------
Equity compensation plans approved by           3,500(1)                 $21.74                   400,000(2)
shareholders
Equity compensation plans not
approved by shareholders                           -                       -                          -
Total                                           3,500                    $21.74                   400,000

------------------------------------
(1)  Represents  outstanding  options to acquire  Common Stock granted under the
     Company's Non-Employee Directors Option Plan, which was terminated in 2005.
(2)  Represents  shares of Common Stock  available for grant under the Company's
     2006 Equity Compensation Plan.

                              CERTAIN TRANSACTIONS

     See  "Compensation  Committee  Interlocks  and Insider  Participation"  for
information concerning transactions involving Nicholas G. Karabots.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the  Company's  directors,  officers  and holders of more than 10% of its Common
Stock to file initial  reports of ownership  and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission and the New York
Stock Exchange. The related regulations require directors,  officers and greater than 10%  shareholders  to provide  copies of all Section  16(a)  reports to the
Company.

     Based  solely on a review  of the  copies of the  reports  received  by the
Company and certain  written  representations  from the  directors and executive officers,  the Company  believes  that for the fiscal year ended April 30, 2009, all required Section 16(a) reports were filed on a timely basis.

                              AUDIT-RELATED MATTERS

     The consolidated  financial  statements of the Company and its subsidiaries included in the Annual  Report to  Shareholders  for the fiscal year ended April
30, 2009 have been audited by McGladrey & Pullen, LLP, an independent registered public accounting firm. No representative of McGladrey & Pullen, LLP is expected to attend the Annual  Meeting.  The Audit  Committee  has not yet  approved  the retention of an independent registered public accounting firm for fiscal 2010.

                                      -15-

Audit Committee Report

     The Audit  Committee  has  reviewed and  discussed  the  Company's  audited financial statements with management,  which has primary  responsibility for the financial  statements.  McGladrey & Pullen,  LLP, as the  Company's  independent registered public accountants,  are responsible for expressing an opinion on the conformity of the Company's  audited  financial  statements with U.S.  generally accepted  accounting  principles.  The Committee has discussed  with McGladrey &
Pullen,  LLP the matters  that are  required to be  discussed  by  Statement  on
Auditing  Standards No. 61 (Communication  With Audit  Committees).  McGladrey &
Pullen, LLP has provided to the Committee the written disclosures and the letter
required  by   Independence   Standards   Board  Standard  No.  1  (Independence
Discussions  with  Audit  Committees),  and the  Committee  has  discussed  with
McGladrey & Pullen, LLP that firm's independence. Based on these considerations, the Audit Committee has recommended to the Board that the consolidated financial statements  audited by  McGladrey & Pullen,  LLP be  included  in the  Company's
Annual Report on Form 10-K for fiscal 2009.

     The foregoing report is provided by the following  directors who constitute the Audit Committee:

                                                Lonnie A. Coombs, Chairman
                                                Samuel N. Seidman
                                                Jonathan B. Weller

Audit Fees

     The following table sets forth certain  information  concerning the fees of
McGladrey & Pullen, LLP and its affiliate, RSM McGladrey Inc., for the Company's last two fiscal years.  The reported  fees,  except the Audit Fees,  are amounts billed to the  Company in the  indicated  fiscal  years.  The Audit Fees are for services for those fiscal years.

                                                Fiscal Year Ended April 30,
                                                ---------------------------
                                                   2009              2008
                                                   ----              ----
Audit Fees (1).............................      $314,600          $356,900

Audit-Related Fees (2).....................        20,000            16,981

Tax Fees (3)...............................        72,470            53,454

All Other Fees.............................          -                 -
                                                -----------       -----------
          Total............................      $407,070          $427,335
                                                ===========       ===========

------------------------
(1)  Includes fees for the audit of the Company's annual  financial  statements,
     the  audit  of  the   effectiveness  of  internal  control  over  financial
     reporting,  and reviews of the unaudited  financial  statements included in the Company's  quarterly reports to the Securities and Exchange  Commission on Form 10-Q.
(2)  Consists of fees for the audits of employee  benefit  plans and  accounting research for the fiscal years ended April 30, 2009 and 2008.
(3)  Includes  fees for tax  compliance,  tax advice and tax planning  services.
     Such services  principally  involved  research  regarding the timing of the recognition of certain income,  reviews of the Company's federal income tax returns and advice on the tax treatment of certain transactions.

Pre-Approval Policies and Procedures

     The Audit Committee  pre-approves  all audit services to be provided by the
independent  registered  public  accountants  and,  separately,   all  permitted
non-audit  services  to  be  performed  by  the  independent  registered  public accountants.

                                      -16-

                                  OTHER MATTERS

     The Board knows of no matters that will be presented for  consideration  at the Annual Meeting other than the matters  referred to in this Proxy  Statement.
Should any other  matters  properly  come before the Annual  Meeting,  it is the intention of the persons named in the  accompanying  proxy to vote such proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse  brokers and other nominees for the expense of forwarding proxy materials to the beneficial  owners of stock held in their names.  Directors,  officers and employees of the Company may solicit  proxies on behalf of the Board but will not receive any  additional compensation therefor.

                              SHAREHOLDER PROPOSALS

     From  time to time,  shareholders  present  proposals  that  may be  proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2010 Annual Meeting and who wish to have such proposals  included in the Company's  Proxy  Statement for the 2010 Annual  Meeting must be certain that such proposals are received by the Company's Secretary at the Company's executive offices,  300 Alexander Park,
Suite 204,  Princeton,  New Jersey  08450,  not later than April 17, 2010.  Such proposals must meet the  requirements  set forth in the rules and regulations of the Securities and Exchange  Commission in order to be eligible for inclusion in the Proxy  Statement.  For any proposal  that is not  submitted for inclusion in next year's Proxy Statement but is, instead,  sought to be presented directly at the 2010  Annual  Meeting,  Securities  and  Exchange  Commission  rules  permit management  to vote  proxies in its  discretion  if the Company does not receive notice of the proposal prior to the close of business on July 1, 2010.

                                         By Order of the Board of Directors

                                         Irving Needleman, Secretary

Dated: August 14, 2009

X PLEASE MARK VOTE AS IN THIS EXAMPLE

REVOCABLE PROXY
AMREP CORPORATION

SOLICITED BY BOARD OF DIRECTORS FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

THE CONFERENCE CENTER AT NORMANDY FARM
ROUTE 202 AND MORRIS ROAD, BLUE BELL, PENNSYLVANIA
SEPTEMBER 16, 2009, 9:00 A.M. LOCAL TIME

The undersigned hereby appoints Edward B. Cloues, II and Peter M. Pizza, and each of them acting alone, with full power of substitution, proxies to vote the Common Stock of the undersigned at the 2009 Annual Meeting of Shareholders of AMREP Corporation, and any continuation or adjournment thereof, for the election of directors as set forth in the Notice of 2009 Annual Meeting of Shareholders and Proxy Statement of the Board of Directors, and upon all other matters which come before said meeting or any continuation or adjournment thereof.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

1. The Election of two (2) Directors.

	For	With-hold	For All Except
The election as directors of all nominees listed below (except as marked to the contrary):	☐	☐	☐

Nominees
01 Edward B. Cloues, II
02 James Wall

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

A vote FOR ITEM 1 is recommended by the Board of Directors.

Receipt of the Notice of 2009 Annual Meeting of Shareholders and accompanying Proxy Statement of the Board of Directors is acknowledged.

Unless otherwise specified, this proxy will be voted FOR the election of directors as set forth in the Proxy Statement.

Detach above card, sign, date and mail in postage paid envelope provided.

AMREP CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

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